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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of report (Date of earliest event reported): October 27, 1998




                   DAKOTA TELECOMMUNICATIONS GROUP, INC.
            (Exact Name of Registrant as Specified in Charter)



            DELAWARE                 333-22025              91-1845100
    (State or Other Jurisdic-      (Commission             (IRS Employer
     tion of Incorporation)         File Number)        Identification No.)


             29705 453RD AVENUE
             IRENE, SOUTH DAKOTA                             57037-0066
   (Address of Principal Executive Offices)                  (Zip Code)


                              (605) 263-3301
           (Registrant's Telephone Number, Including Area Code)





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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          On October 27, 1998, Dakota Telecommunications Group, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with McLeodUSA Incorporated ("McLeodUSA") and West Group Acquisition Co., a wholly owned subsidiary of McLeodUSA ("MergerSub"). The Merger Agreement is attached to this Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

          Pursuant to the terms of the Merger Agreement, MergerSub will be merged (the "Merger") with and into the Company and the Company will become
a wholly owned subsidiary of McLeodUSA.   As a result of the Merger, each
share of the Company's common stock will be converted into the right to receive 0.4328 of a share of McLeodUSA's Class A common stock (the "Exchange Ratio"). The maximum number of shares of McLeodUSA's Class A common stock issuable pursuant to the Merger (assuming the exercise of all outstanding options to purchase the Company's common stock) is expected to be approximately 1,295,000 shares. In addition, under the terms of the Merger Agreement, each option to purchase the Company's common stock will become or be replaced by an option to purchase a number of shares of McLeodUSA's Class A common stock equal to the number of shares of the Company's common stock that could have been purchased (assuming full vesting) under the stock option multiplied by the Exchange Ratio.
McLeodUSA has agreed to register under the Securities Act of 1933 the shares of its Class A common stock to be issued in the Merger.

          Consummation of the Merger is subject to the satisfaction of certain conditions, including (i) approval of the Merger Agreement and the Merger by the stockholders of the Company, (ii) effectiveness of the registration statement registering the shares of McLeodUSA's Class A common stock to be issued in the Merger, (iii) compliance with all applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the expiration of all applicable waiting periods thereunder, (iv) receipt of required regulatory approvals and (v) certain other customary conditions. Each director and certain executive officers of the Company have entered into Voting Agreements pursuant to which, among other things, they have agreed to vote their shares of common stock of the Company in favor of the Merger Agreement and the Merger at a meeting of the stockholders of the Company. The forms of Voting Agreement are attached as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference. The form of Voting Agreement of Craig A. Anderson, the President, Chief Financial Officer and Treasurer of the Company, is attached as
Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

          A copy of the press release, dated October 28, 1998, issued by McLeodUSA and the Company regarding the transaction described above is attached as Exhibit 99.4 to this Form 8-K and is incorporated herein by reference.


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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following documents are filed as exhibits to this report on Form 8-K:

           2.1 Agreement and Plan of Merger dated as of October 27, 1998 by and among Dakota Telecommunications Group, Inc., McLeodUSA Incorporated and West Group Acquisition Co.

          99.1  Form of Voting Agreement of directors of Dakota
                Telecommunications Group, Inc.

          99.2 Form of Voting Agreement of certain executive officers of Dakota Telecommunications Group, Inc. who are not also directors.

          99.3  Form of Voting Agreement of Craig A. Anderson.

          99.4 Press Release of McLeodUSA Incorporated and Dakota Telecommunications Group, Inc. dated October 28, 1998 announcing signing of Merger Agreement.




























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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 9, 1998            DAKOTA TELECOMMUNICATIONS
                                   GROUP, INC.


                                   By /S/ CRAIG A. ANDERSON
                                      Craig A. Anderson
                                      President, Chief Financial Officer
                                       and Treasurer


































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                               EXHIBIT INDEX


EXHIBIT NUMBER      DOCUMENT
--------------      --------

     2.1 Agreement and Plan of Merger dated as of October 27, 1998 by and among Dakota Telecommunications Group, Inc., McLeodUSA Incorporated and West Group Acquisition Co.

    99.1        Form of Voting Agreement of directors of Dakota
                Telecommunications Group, Inc.

    99.2 Form of Voting Agreement of certain executive officers of Dakota Telecommunications Group, Inc. who are not also directors.

    99.3        Form of Voting Agreement of Craig A. Anderson.

    99.4 Press Release of McLeodUSA Incorporated and Dakota Telecommunications Group, Inc. dated October 28, 1998 announcing signing of Merger Agreement.